REGIONAL MANAGEMENT CORP.

2024 LONG-TERM INCENTIVE PLAN

PERFORMANCE RESTRICTED STOCK UNIT AWARD AGREEMENT

THIS PERFORMANCE RESTRICTED STOCK UNIT AWARD AGREEMENT (together with any Schedules attached hereto, the “Agreement”) is made effective as of the date set forth on the signature page hereto (hereinafter called the “Date of Grant”), between Regional Management Corp., a Delaware corporation (hereinafter called the “Company”), and the individual set forth on the signature page hereto (hereinafter called the “Participant”), pursuant to the Regional Management Corp. 2024 Long-Term Incentive Plan, as it may be amended and/or restated (the “Plan”), which Plan is incorporated herein by reference and made a part of this Agreement.

1.
Grant of Award.
(a)
The Company hereby grants to the Participant an Award (the “Award”) of Restricted Stock Units in the form of Performance Restricted Stock Units (“Performance Restricted Stock Units” or “PRSUs”), which Award represents a contingent right to acquire shares of Common Stock (the “Shares”). Each PRSU is equivalent to one share of Common Stock for purposes of determining the number of shares of Common Stock subject to the Award.
(b)
For the purposes herein, the Shares subject to the Award are units that will be reflected in a book account maintained by the Company and that will be settled in shares of Common Stock if and only to the extent permitted under the Plan and this Agreement. Prior to issuance of any shares of Common Stock, the Award shall represent an unsecured obligation of the Company, payable (if at all) only from the Company’s general assets. The Award is subject to the terms and conditions of the Plan and this Agreement, including the provisions set forth on the signature page hereto and Schedule A, which is attached hereto and expressly made a part of this Agreement.
2.
Definitions.

In addition to other terms defined in the Agreement, whenever the following terms are used in this Agreement, they shall have the meanings set forth below. Capitalized terms not otherwise defined herein shall have the same meanings as in the Plan.

(a)
Cause. “Cause” shall mean a Participant’s termination of employment or service resulting from the Participant’s (i) termination for “Cause” as defined under the Participant’s employment, change in control, consulting, or other similar plan or agreement with or established by the Company or an Affiliate that is applicable to the Participant, if any, or (ii) if the Participant is not a participant in or has not entered into any such plan or agreement or, if any such plan or agreement does not define “Cause”, then “Cause” shall mean: (A) the Participant’s engagement in misconduct which is materially injurious to the Company or its Affiliates, (B) the Participant’s continued refusal to substantially perform his or her duties to the Company, (C) the Participant’s repeated dishonesty in the performance of his or her duties to the Company, (D) the Participant’s commission of an act or acts constituting any (x) fraud against, or misappropriation or embezzlement from, the Company or any of its Affiliates, (y) crime involving moral turpitude, or (z) offense that could result in a jail sentence of at least one year, or (E) the Participant’s material breach of any confidentiality, non-solicitation, or non-competition covenant entered into between the Participant and the Company. The determination of “Cause” shall be made by the Administrator and its determination shall be final and conclusive. Without in any way limiting the effect of the foregoing, for purposes of the Plan and this Agreement, a Participant’s employment or service shall also be deemed to have terminated for Cause if, after the Participant’s employment or service has terminated, facts and circumstances are discovered that would have justified, in the opinion of the Administrator, a termination for Cause.
(b)
Good Reason. “Good Reason” shall mean (i) “Good Reason” as defined under the Participant’s employment, change in control, consulting, or other similar plan or agreement with or established by the Company or an Affiliate that is applicable to the Participant, if any, or (ii) if the Participant is not a participant in or has not entered into any such plan or agreement or if any such plan or agreement does not define “Good Reason,” then a Participant’s termination shall be for “Good Reason” if termination results due to any of the following without the Participant’s consent: a change caused by the Company in the Participant’s duties and responsibilities which is materially inconsistent with the Participant’s position at the Company, or a material reduction in the Participant’s annual base salary (excluding any reduction in the Participant’s salary that is part of a plan to reduce salaries of comparably situated employees of the Company generally); provided that, in any case, notwithstanding anything to the contrary in the foregoing subparts (i) or (ii), the Participant shall only have “Good Reason” to terminate employment or service following the applicable entity’s failure to remedy the act which is alleged to constitute “Good Reason” within thirty (30) days following such entity’s receipt of written notice from the Participant specifying such act, so long as such notice is provided within sixty (60) days after such event has first occurred (or after the Participant reasonably should have been aware of the first occurrence of such event). The determination of “Good Reason” shall be made by the Administrator and its determination shall be final and conclusive.
(c)
Qualifying Termination. “Qualifying Termination” shall mean the termination of employment or service of a Participant (i) as a result of the Participant’s death, Disability or Retirement, (ii) by the Company and/or its Affiliates without Cause, or (iii) by the Participant for Good Reason.
(d)
Retirement. “Retirement” shall have the meaning given such term under an employment, change in control, consulting, or other similar plan or agreement with or established by the Company or an Affiliate that is applicable to the Participant, if any, or if the Participant is not a participant in or has not entered into any such plan or agreement or if such plan or agreement does not define “Retirement”, then “Retirement” shall mean (i) with respect to all Participants, the termination of employment by the Participant on or after either (A) the Participant’s attainment of age 65, or (B) the Participant’s attainment of age 55 and completion of ten (10) years of service; and (ii) with respect to the Chief Executive Officer only, the termination of employment by the Chief Executive Officer on or after both (A) the Chief Executive Officer’s attainment of age 55 and completion of at least five years of service, and (B) the date upon which the sum of the Chief Executive Officer’s age plus years of service equals 65. For this purpose, the Participant shall be credited with a year of service for each consecutive twelve-month period he or she is employed or in service during his or her period of employment or service with the Company. Employment or service shall not be deemed to be terminated or interrupted by a leave of absence, sick leave or vacation granted to the Participant by the Company. The Administrator shall have authority to determine if a Retirement has occurred.
3.
Vesting; Forfeiture.
(a)
The actual number of Shares, if any, that may be earned and vested during the Performance Period, as set forth on the signature page hereto (the “Performance Period”), will be determined by the Administrator following the end of the Performance Period based on attainment of the performance goals, as set forth on the signature page hereto and as provided in Schedule A (the “Performance Goals”); provided, however, that, except as otherwise provided in this Section 3, the Award shall not vest, in whole or in part, and the Participant shall not be entitled to any Shares, unless the Participant remains employed or in service from the Date of Grant until the Service Period Completion Date (as defined on the signature page hereto). To be clear, except as otherwise provided in the Agreement (including this Section 3), no Shares shall vest and be issuable to the Participant unless the Participant is continuously employed by or in service with the Company from the Date of Grant until the Service Period Completion Date and the Performance Goals are met. The Administrator has authority to determine whether and to what degree the Award shall be deemed earned and vested.
(b)
If the Participant’s employment or service with the Company is terminated prior to the Service Period Completion Date for any reason other than a Qualifying Termination (including but not limited to a termination for Cause), the Award shall immediately terminate and the Participant shall have no rights with respect to the Award or the Shares underlying the Award.
(c)
Notwithstanding Sections 3(a) and (b) herein, if the Participant’s employment or service with the Company is terminated prior to the Service Period Completion Date due to a Qualifying Termination, then a pro-rata portion of the Award, determined as of the date of the Qualifying Termination in accordance with the provisions of this Agreement, shall be eligible to be earned and vested based on attainment of the Performance Goals during the Performance Period as specified in this Agreement and Schedule A as if the Participant’s employment or service had not terminated prior to the Service Period Completion Date.
(d)
Notwithstanding Sections 3(a) and (b) herein, in the event a Change of Control occurs during the Performance Period, the Award shall be deemed earned and vested as follows:
(i)
To the extent that the successor or surviving company in the Change of Control event does not assume or substitute for the Award (or in which the Company is the ultimate parent corporation and does not continue the Award) on substantially similar terms or with substantially equivalent economic benefits (as determined by the Administrator) as Awards outstanding under the Plan immediately prior to the Change of Control event, the Award shall be deemed earned and vested to the extent of the attainment of the Performance Goals set forth on Schedule A, calculated and determined as of (or as close in time as practicable to) the effective date of the Change of Control.
(ii)
Further, in the event that the Award is substituted, assumed or continued as provided in Section 3(d)(i) herein, the Award will be deemed earned to the extent of the attainment of the Performance Goals set forth on Schedule A, calculated and determined as of (or as close in time as practicable to) the effective date of the Change of Control, and will convert to a time-based RSU which will vest, subject to continued employment or service, on the last day of the Performance Period; provided that, if the Participant’s employment or service is terminated by the Company or an Affiliate without Cause or by the Participant with Good Reason within (A) six months before or (B) one year after the effective date of a Change of Control, then the Award, to the extent earned based on the foregoing provisions of Section 3(d)(ii), shall be deemed vested as of the date of the Change of Control in the event subpart (A) herein applies or as of the date of the Participant’s termination of employment or service in the event subpart (B) herein applies.
(iii)
Notwithstanding any other provision of the Plan to the contrary, in the event that the Participant has entered into or is a participant in a change in control, employment, consulting, or similar plan or agreement with or established by the Company or an Affiliate, the Participant shall be entitled to the greater of the benefits provided upon a Change of Control of the Company under the Plan or the benefits provided upon a change of control of the Company under the other respective plan or agreement, and such other respective plan or agreement shall not be construed to reduce in any way the benefits otherwise provided to the Participant upon the occurrence of a Change of Control as defined in the Plan.
4.
Settlement of Award; Delivery of Shares.
(a)
No certificate or certificates for Shares shall be issued at the time of grant of the Award. A certificate or certificates for the Shares underlying the Award (or, in the case of uncertificated Shares, other written evidence of ownership in accordance with Applicable Law) shall be issued in the name of the Participant (or his or her beneficiary) only in the event, and to the extent, that the Award has vested and been earned in accordance with the provisions of this Agreement, including Schedule A. Any Shares or other benefits payable pursuant to the Award shall (except as otherwise provided in this Section 4(a) in the event of a Change of Control), upon vesting and earning of the Award, be distributed to the Participant (or his or her beneficiary) no earlier than the date of the first anniversary of the Service Period Completion Date, but in any event within 70 days following the first anniversary of the Service Period Completion Date (such date of distribution, the “Settlement Date”); provided that, if the Participant’s employment is terminated due to Cause prior to the Settlement Date (for clarity, including but not limited to termination during the period between the Service Period Completion Date and the Settlement Date), then the Award shall be forfeited in its entirety and the Participant shall have no rights with respect to the Award or any Share or other benefits underlying the Award. Notwithstanding the foregoing, the Settlement Date shall be determined as follows in the event of a Change of Control: (a) any distributions as a result of a Change of Control as provided in Section 3(d)(i) or as provided in Section 3(d)(ii) due to a termination of employment not for Cause by the Company or an Affiliate or by the Participant for Good Reason within six months before the Change of Control shall be paid within 70 days following the date of the Change of Control; (b) any distributions under Section 3(d)(ii) due to the termination of employment or service by the Company or an Affiliate not for Cause or by the Participant for Good Reason within one year following a Change of Control shall be paid within 70 days following the Participant’s Termination Date; and (c) any distributions as a result of a Change of Control as provided in Section 3(d)(ii) other than due to a termination of employment by the Company or an Affiliate not for Cause or by the Participant for Good Reason (that is, a distribution as a result of continued employment or service until the end of the Performance Period) shall be paid within 70 days following the end of the Performance Period. If the 70-day period described in this Section 4(a) begins in one calendar year and ends in another, the Participant (or his or her beneficiary) shall not have the right to designate the calendar year of the payment (except as permitted by Code Section 409A or otherwise provided below with respect to a delay in payments if the Participant is a “specified employee”). Further, if calculation of the amount of the payment is not administratively practicable due to events beyond the control of the Participant (or his or her beneficiary), the payment will be treated as made within the applicable 70-day time period specified herein if the payment is made during the first taxable year of the Participant in which the calculation of the amount of the payment is administratively practicable or otherwise in accordance with Code Section 409A. Notwithstanding the foregoing, if the Participant is or may be a “specified employee” (as defined under Code Section 409A), and the distribution is considered deferred compensation under Code Section 409A, then such distribution if made due to separation from service shall be subject to delay as provided in Section 20 of the Plan (or any successor provision thereto).
(b)
Except as otherwise provided in this Section 4(b), the Participant shall not be deemed to be the holder of any Shares subject to the Award and shall not have any dividend rights, voting rights or other rights as a stockholder unless and until (and only to the extent that) the Award has vested and been earned and certificates for such Shares have been issued to him or her (or, in the case of uncertificated shares, other written evidence of ownership in accordance with Applicable Law shall have been provided). As of any date that the Company pays an ordinary cash dividend on its common stock, the Company shall credit to the Participant’s book account a dollar amount equal to (i) the per share cash dividend paid by the Company on its Common Stock on such date, multiplied by (ii) that number of Shares equal to the number of Target PRSUs (“Target PRSUs”) set forth on the signature page hereto (a “Dividend Equivalent Right”). Any Dividend Equivalent Rights credited pursuant to the foregoing provisions of this Section 4(b) shall be subject to the same vesting, earning, Performance Goals, payment, and other terms, conditions and restrictions as the Shares subject to the Award (and, for clarification, shall not be paid unless and until the corresponding portion of the Shares subject to the Award have been earned, vested and settled); provided, however, that the amount of any Dividend Equivalent Rights that become earned, vested and entitled to settlement pursuant to the terms of this Agreement and Schedule A shall be paid in cash.
(c)
Notwithstanding any other provision of the Plan or this Agreement to the contrary, no Shares shall be distributable upon vesting of the Award prior to the completion of any registration or qualification of the Award or the Shares under any Applicable Law (including, but not limited to, the requirements of the Securities Act) that the Administrator shall in its sole discretion determine to be necessary or advisable.
(d)
The Company shall not be liable to the Participant for damages relating to any delays in issuing the certificates to him or her (subject to any Code Section 409A requirements), any loss of the certificates, or any mistakes or errors in the issuance of the certificates or in the certificates themselves. Notwithstanding the foregoing, the issuance of Shares may, in the Company’s discretion, be effected on a non-certificated basis, to the extent permitted under the Plan.
(e)
The Award, if vested in accordance with the terms of this Agreement, shall be payable in whole Shares. The total number of Shares that may be acquired upon settlement of the Award (or portion thereof) shall be rounded down to the nearest whole share.
5.
No Right to Continued Employment or Service; No Right to Further Awards.

Neither the Plan nor this Agreement nor any other action related to the Plan shall confer upon the Participant any right to continue in the employ or service of the Company or an Affiliate or interfere in any way with the right of the Company or an Affiliate to terminate the Participant’s employment or service at any time. Except as otherwise provided in the Plan or this Agreement, or as may be determined by the Administrator, all rights of the Participant with respect to the unvested portion of the Award shall terminate on the Participant’s Termination Date. The grant of the Award does not create any obligation to grant further awards.

6.
Legend on Certificates.

The Shares acquired upon vesting of the Award shall be subject to the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares are listed and any other Applicable Law, and the Administrator may cause a restrictive legend or legends to be put on any certificates for such Shares to make appropriate reference to such restrictions.

7.
Transferability.

The Award may not be assigned, alienated, pledged, attached, sold, or otherwise transferred or encumbered by the Participant other than transfers for no consideration by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer, or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer, or encumbrance. No such permitted transfer of the Award to heirs or legatees of the Participant shall be effective to bind the Company unless the Administrator shall have been furnished with written notice thereof and a copy of such evidence as the Administrator may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions hereof.

8.
Withholding; Tax Consequences.
(a)
Prior to the delivery of a certificate or certificates for the Shares subject to the Award (or other written evidence of ownership), the Participant may be required to pay to the Company or any Affiliate in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by the Company or an Affiliate to such authority for the account of the Participant. Notwithstanding the foregoing, the Company shall have the right and is hereby authorized to withhold (including from payroll or any other amounts payable to the Participant), any applicable withholding taxes in respect of the Award, its vesting, or any payment or transfer under or with respect to the Award and to take such other action as may be necessary in the opinion of the Administrator to satisfy all obligations for the payment of such withholding taxes. Without limiting the generality of the foregoing, to the extent permitted by the Administrator, the Participant may satisfy, in whole or in part, the foregoing withholding liability by delivery of shares of Common Stock held by the Participant (which are fully vested and not subject to any pledge or other security interest) or by having the Company withhold from the number of Shares otherwise deliverable to the Participant hereunder Shares with a Fair Market Value as of the date that the amount of tax to be withheld is determined no greater than the aggregate amount of such withholding obligations based on the maximum statutory withholding rate in the Participant’s applicable jurisdiction for federal, state, local, and foreign income and payroll tax purposes. The Participant further agrees to make adequate provision for any sums required to satisfy all applicable federal, state, local, and foreign tax withholding obligations of the Company which may arise in connection with the Award.
(b)
The Participant acknowledges that the Company has made no warranties or representations to the Participant with respect to the tax consequences (including but not limited to income tax consequences) with respect to the transactions contemplated by this Agreement, and the Participant is in no manner relying on the Company or its representatives for an assessment of such tax consequences. The Participant acknowledges that there may be adverse tax consequences upon the grant or vesting of the Award and/or the acquisition or disposition of the Shares subject to the Award and that he or she has been advised that he or she should consult with his or her own attorney, accountant, and/or tax advisor regarding the decision to enter into this Agreement and the consequences thereof. The Participant also acknowledges that the Company has no responsibility to take or refrain from taking any actions in order to achieve a certain tax result for the Participant.
9.
Compliance with Applicable Law.

Upon the acquisition of any Shares pursuant to the vesting of the Award, the Participant will make or enter into such written representations, warranties, and agreements as the Administrator may reasonably request in order to comply with Applicable Law or with the Plan or this Agreement. Notwithstanding any other provision in the Plan or this Agreement to the contrary, the Company shall not be obligated to issue, deliver or transfer Shares, make any other distribution of benefits, or take any other action, unless such delivery, distribution, or action is in compliance with Applicable Law (including but not limited to the requirements of the Securities Act).

10.
Notices.

Any notice necessary under this Agreement shall be addressed to the Company in care of its Secretary at the principal executive office of the Company and to the Participant at the address appearing in the personnel or business records of the Company for the Participant or to either party at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

11.
Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the state of Delaware without regard to conflicts of laws, and in accordance with applicable federal laws of the United States. Any and all disputes between the Participant or any person claiming through him or her and the Company or any Affiliate relating to the Plan or this Agreement shall be brought only in the state courts of Greenville, South Carolina, or the United States District Court for the District of South Carolina, Greenville division, as appropriate.

12.
Award Subject to Plan.

By entering into this Agreement, the Participant agrees and acknowledges that the Participant has received and read a copy of the Plan and Plan prospectus. The Participant acknowledges and agrees that the Award is subject to the Plan. The terms and provisions of the Plan, as they may be amended from time to time, are hereby incorporated herein by reference. In the event of a conflict between any express term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail, unless the Administrator determines otherwise.

13.
Signature in Counterparts.

This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

14.
Amendment; Waiver; Superseding Effect.

This Agreement may be modified or amended as provided in the Plan. The waiver by the Company of a breach of any provision of this Agreement by the Participant shall not operate or be construed as a waiver of any subsequent breach by the Participant. The Agreement supersedes any statements, representations, or agreements of the Company with respect to the grant of the Award or any related rights, and the Participant hereby waives any rights or claims related to any such statements, representations, or agreements.

15.
Recoupment and Forfeiture.

As a condition to receiving the Award, the Participant agrees that he or she shall abide by (a) the Company’s Dodd-Frank Act Compensation Recoupment (Clawback) Policy, (b) the Company’s Supplemental Compensation Recoupment (Clawback) Policy, (c) the Company’s Stock Ownership and Retention Policy (including but not limited to such policy’s stock retention requirements) and/or (d) other policies adopted by the Company or an Affiliate, each as in effect from time to time and to the extent applicable to the Participant. Further, the Participant shall be subject to such compensation recovery, recoupment, forfeiture, or other similar provisions as may apply under Applicable Law.

16.
Administration.

The authority to construe and interpret this Agreement and the Plan, and to administer all aspects of the Plan, shall be vested in the Administrator, and the Administrator shall have all powers with respect to this Agreement as are provided in the Plan, including but not limited to the sole authority to determine whether and to what degree the Award is earned and vested. Any interpretation of this Agreement by the Administrator and any decision made by it with respect to this Agreement is final and binding.

17.
Severability.

The provisions of this Agreement are severable and if any one or more provisions shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of this Agreement, and the Agreement shall be construed and enforced as if the illegal or invalid provision had not been included.

18.
Right of Offset.

Notwithstanding any other provision of the Plan or this Agreement, the Company may at any time (subject to any Code Section 409A considerations) reduce the amount of any payment or benefit otherwise payable to or on behalf of the Participant by the amount of any obligation of the Participant to the Company or an Affiliate that is or becomes due and payable, and by entering into this Agreement, the Participant shall be deemed to have consented to such reduction.

19.
Electronic Delivery and Acceptance.

The Company may, in its sole discretion, elect to deliver the Agreement, the Plan, the Plan prospectus, Company annual reports, stockholder communications, and any other documents related to current or future participation in the Plan by electronic means. By entering into this Agreement, the Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an online or electronic system established and maintained by the Company or a third party designated by the Company. The Participant’s online or electronic acceptance of the Agreement constitutes the Participant’s agreement to the Agreement’s terms and the Participant’s acknowledgement that he or she has received the documents described above.

[Signature Page to Follow]

SIGNATURE PAGE TO
PERFORMANCE RESTRICTED STOCK UNIT AWARD AGREEMENT

IN WITNESS WHEREOF, the parties have caused this Agreement to be effective as of the Date of Grant specified below.

Date of Grant: [__________]

Performance Period: [__________]

Service Period Completion Date: [__________]

Number of Target PRSUs: The target number of PRSUs for the Performance Period for the Participant is set forth beneath the Participant’s signature to this Agreement (the “Target PRSUs”). Notwithstanding the foregoing, in the event that the Participant’s employment or service with the Company is terminated prior to the Service Period Completion Date due to a Qualifying Termination, then a pro-rata portion of the Target PRSUs may be earned and vested in accordance with this Agreement. [The pro-rata portion that may be earned and vested shall be determined by multiplying the total number of the Target PRSUs by a fraction, the numerator of which is the number of calendar days elapsed between the first day of the calendar year that includes the Date of Grant and the date of the Qualifying Termination, and the denominator of which is the total number of calendar days in the three-calendar-year period ending on the Service Period Completion Date.] [modify method of proration, if necessary] Following a Qualifying Termination, the use of the term “Target PRSUs” shall mean the pro-rata portion of the Target PRSUs as determined pursuant to the immediately preceding sentence.

Performance Goals: [__________], as described in Schedule A

Target PRSUs Earned: The actual number of Shares, if any, subject to the Award that may be earned shall be determined based on the attainment of the Performance Goals specified in Schedule A, as determined by the Administrator following the end of the Performance Period; provided, however, that, except as provided in the Plan or the Agreement (for instance, with respect to a Qualifying Termination), no Shares shall vest and be issuable to the Participant unless the Participant is continuously employed by or in service with the Company from the Date of Grant until the Service Period Completion Date and the provisions of Schedule A are met. The Participant is eligible to earn from 0% to [___]% of the Target PRSUs based on attainment of the [__________]

SIGNATURE PAGE TO
PERFORMANCE RESTRICTED STOCK UNIT AWARD AGREEMENT

for the Performance Period as determined in accordance with Schedule A to the Agreement.

One share of the Company’s stock will be issued for each PRSU that is earned and vested in accordance with this Agreement, including Schedule A.

Participant:

Printed Name: [__________]

Target PRSUs: [__________]

Regional Management Corp.

By: [insert electronic signature]

Name: [__________]

Its: [__________]

Schedule A

REGIONAL MANAGEMENT CORP.

2024 LONG-TERM INCENTIVE PLAN

PERFORMANCE RESTRICTED STOCK UNIT AWARD AGREEMENT

Schedule A sets forth the performance goals (the “Performance Goals”) and certain other terms and conditions for the performance-based and service-based Performance Restricted Stock Unit Award (the “Award”) under the Regional Management Corp. 2024 Long-Term Incentive Plan (as amended and restated) (the “Plan”), evidenced by the Performance Restricted Stock Unit Award Agreement (the “Agreement”) to which Schedule A is attached. Capitalized terms not expressly defined in this Schedule A but defined in the Plan or the Agreement shall have the same definitions as in the Plan and/or the Agreement, as applicable.

20.
Vesting Terms of Target PRSUs:
(a)
Subject to the terms of the Agreement and the Plan, the number of PRSUs that are eligible to be earned shall be based on the [__________] for the Performance Period (set forth on the Signature Page above) as described in Section 1 herein; provided that (except as otherwise provided in the Agreement or the Plan) the Participant is employed by or in service with the Company on the Service Period Completion Date and has been continuously employed or in service since the Date of Grant. Specifically, if the [__________] during the Performance Period is:
(i)
Below [___] (the “Threshold Value”), then the applicable payout percentage (the “Applicable Payout Percentage”) shall equal 0.0%;
(ii)
Equal to [___] (that is, the Threshold Value), then the Applicable Payout Percentage shall equal [___]%;
(iii)
Equal to [___] (the “Target Value”), then the Applicable Payout Percentage shall equal 100% (i.e., yielding Shares equal to the Target PRSUs);
(iv)
Equal to or greater than [___] (the “Maximum Value”), then the Applicable Payout Percentage shall equal [___]%;
(v)
Equal to an amount greater than the Threshold Value and less than the Target Value, then the Applicable Payout Percentage shall be determined on the basis of straight-line interpolation between [___]% and 100%; or
(vi)
Equal to an amount greater than the Target Value and less than the Maximum Value, then the Applicable Payout Percentage shall be determined on the basis of straight-line interpolation between 100% and [___]%.
(b)
For clarity, no PRSUs shall be earned pursuant to the Award if the [__________] is less than [___], and the maximum number of PRSUs earned pursuant to this Award Agreement shall be [___]% of the Target PRSUs.
(c)
[In addition to the foregoing [__________] requirements, the PRSUs (including any Dividend Equivalents related to the Award) shall not vest or be earned in whole or in part, without regard

A-1

to the [__________] performance, unless the Administrator determines that the [__________] for the Performance Period is at least [__________].]
(d)
As soon as practicable after the end of the Performance Period, the Administrator shall determine the level of achievement of [__________] for the Performance Period and determine the extent to which the PRSUs have been earned, based on the number of Target PRSUs multiplied by the Applicable Payout Percentage. No Award shall be payable until the Administrator determines the extent, if any, to which the Performance Goals were met. The Company’s calculation of [_________] [and __________] for the Performance Period shall be conclusive and binding.

An illustration of the above mechanism for determining the Applicable Payout Percentage at various [__________] values achieved during the Performance Period is as follows. The following is an illustration only and is not intended to, and does not constitute, any representation regarding future Company performance or the extent, if any, to which the PRSUs may become vested and earned.

[_________]	[_________]	[_________]	Applicable Payout Percentage
[____]	[____]	[____]	[____]%
[____]	[____]	[____]	[____]%
[____]	[____]	[____]	[____]%
[____]	[____]	[____]	[____]%
[____]	[____]	[____]	[____]%
[____]	[____]	[____]	[____]%
[____]	[____]	[____]	[____]%
[____]	[____]	[____]	[____]%
[____]	[____]	[____]	[____]%
[____]	[____]	[____]	[____]%
[____]	[____]	[____]	[____]%
[____]	[____]	[____]	[____]%
[____]	[____]	[____]	[____]%
[____]	[____]	[____]	[____]%
[____]	[____]	[____]	[____]%

21.
Definitions:

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